UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-39209 (Commission File Number)	38-2659066 (IRS Employer Identification No.)
109 East Division Sparta, Michigan (Address of Principal Executive Offices)		49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ChoiceOne Financial Services, Inc. (“ChoiceOne”) held a special meeting of shareholders on December 12, 2024, in Sparta, Michigan (the “special meeting”), at which a quorum was present, related to the Agreement and Plan of Merger, dated as of July 25, 2024 (the “Merger Agreement”), by and between ChoiceOne and Fentura Financial, Inc. (“Fentura”), pursuant to which, subject to the terms and conditions set forth therein, Fentura will merge with and into ChoiceOne, with ChoiceOne continuing as the surviving corporation in the merger (the “Merger”).

The matters submitted to shareholders at the special meeting and the voting results thereof were as follows:

1.	Proposal to approve the issuance of shares of ChoiceOne common stock to shareholders of Fentura in connection with the Merger (“Proposal 1”). This proposal was approved by the following votes:

Votes for approval	5,823,344
Votes against	101,305
Abstentions	70,654

2.	Proposal to approve an amendment to ChoiceOne’s Restated Articles of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 30,000,000 (“Proposal 2”). This proposal was approved by the following votes:

Votes for approval	5,769,823
Votes against	139,514
Abstentions	85,966

3.

Proposal to approve the adjournment of the ChoiceOne special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposals 1 and 2 (the “Adjournment Proposal”).

The Adjournment Proposal was not acted upon at the special meeting because a quorum was present, and Proposals 1 and 2 had received a sufficient number of votes for approval.

For more information on each of these proposals, see the proxy statement filed by ChoiceOne with the U.S. Securities and Exchange Commission (the “SEC”) on October 22, 2024.

Item 7.01.	Regulation FD Disclosure.

On December 13, 2024, ChoiceOne issued a press release announcing the results of its special meeting of shareholders. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Forward-Looking Statements

This report and its exhibits may contain forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future” and variations of such words and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of ChoiceOne or Fentura with respect to the planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the proposed transaction on the combined company’s future financial performance and the timing of the closing of the proposed transaction. These statements reflect current beliefs as to the expected outcomes of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward-looking statements. Furthermore, ChoiceOne does not undertake any obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Such risks, uncertainties and assumptions, include, among others, the following:

  the failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in a materially burdensome regulatory condition (as defined in the Merger Agreement);
  for either party to satisfy any of the other closing conditions to the proposed transaction on a timely basis or at all;
  the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;
  the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where ChoiceOne and Fentura do business, or as a result of other unexpected factors or events;
  the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;
  diversion of management’s attention from ongoing business operations and opportunities;
  potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; or
  the outcome of any legal proceedings that may be instituted against ChoiceOne or Fentura.

Additional risk factors include, but are not limited to, the risk factors described in Item 1A in ChoiceOne’s Annual Report on Form 10-K for the year ended December 31, 2023 and in any of ChoiceOne’s subsequent SEC filings, which are available on the SEC’s website, www.sec.gov.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger between ChoiceOne and Fentura. This material is not a solicitation of any vote or approval of the ChoiceOne or Fentura shareholders and is not a substitute for the proxy statement/prospectus or any other documents that ChoiceOne and Fentura may send to their respective shareholders in connection with the proposed transaction.

In connection with the proposed Merger, ChoiceOne filed a Registration Statement on Form S-4 with the SEC on September 17, 2024 (as amended on Form S-4/A on October 16, 2024, the “Registration Statement”) and a Joint Proxy Statement and Prospectus with the SEC on October 22, 2024 (the “Prospectus”). On or about October 22, 2024, ChoiceOne commenced mailing the Joint Proxy Statement and Prospectus and a proxy card to each ChoiceOne shareholder entitled to vote at the special meeting relating to the proposed Merger. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement and Prospectus, or any other documents ChoiceOne has filed or may file with the SEC in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT AND PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A free copy of the Joint Proxy Statement and Prospectus, as well as other filings containing information about ChoiceOne, Fentura, and the proposed transaction may be obtained at the SEC’s Internet site http://www.sec.gov. You will also be able to obtain these documents, free of charge, from ChoiceOne under the "Investor Relations" section of its website, www.choiceone.bank (which website is not incorporated herein by reference). In addition, investors and security holders may obtain free copies of the documents ChoiceOne has filed with the SEC by directing a request to ChoiceOne Financial Services, Inc., Attn: Adom Greenland, 109 E. Division Street, Sparta, Michigan 49345 or by phone at (616) 887-2334.

***

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit

99.1	Press Release dated December 13, 2024. This Exhibit is furnished to, and not filed with, the Commission.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 13, 2024	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Adom J. Greenland
Adom J. Greenland Its Chief Financial Officer and Treasurer